Q4 2017 earnings release January 22, 2018 Exhibit 99.2

disclaimer Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisition of nine branches from Independent Bank in Colorado and our acquisition of Valley Bancorp, Inc.) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 17, 2017 and Triumph’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, filed with the Securities and Exchange Commission on October 20, 2017. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of December 31, 2017. PAGE company OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com Community Banking Full suite of deposit products and services focused on growing core deposits Focused on business lending including CRE Minimal consumer lending and no active single-family mortgage origination Differentiated Model Focus on core deposit funding as well as commercial finance produces top decile net interest margins Multiple product types and broad geographic footprint creates a more diverse business model than other banks our size Executive team and business unit leaders have deep experience in much larger financial institutions Commercial Finance Factoring, asset based lending, equipment finance, and premium finance We focus on what we know: executives leading these platforms all have decades of experience in their respective markets Credit risk is well diversified across industries, product type, and geography

PLATFORM OVERVIEW - LENDING PAGE 24% Texas Geographic Concentrations1 as of December 31, 2017 Diversification by asset class, geography, and collateral Commercial Finance target mix of 40% Industry leading portfolio yields 1 Excludes factored receivables 26% Colorado 1% Kansas 7% Iowa 17% Illinois

PLATFORM OVERVIEW – branch network PAGE team members(2) Western division 32 branches in Colorado 2 branches in western Kansas MIDwest division 10 branches in the Quad Cities metroplex 8 branches throughout northern and central Illinois Dallas Corporate Headquarters 1 branch (Primarily CODs) In Progress – Full service branch

PLATFORM OVERVIEW – COMMERCIAL FINANCE PAGE Triumph Commercial Finance Asset Based Lending Borrowing base working capital lending Focus on facilities between $1MM - $20MM Core industries include manufacturing, distribution, and services Equipment Finance Secured by revenue producing, essential-use equipment with broad resale markets Core markets include transportation, construction, and waste Triumph Business Capital Commercial Finance Triumph Premium Finance Factoring Among the largest discount factors in the transportation sector Clients include small owner-operator trucking companies, mid-sized fleets, and freight broker relationships Expanding client industry niches to include staffing, distribution, and other sectors Premium Finance Customized premium finance solutions for the acquisition of property and casualty insurance coverage We are a market leader for financial services to small businesses and the lower end of the middle market

LOAN PORTFOLIO DETAIL PAGE Community Banking Commercial Finance Loans Held for Investment Chart data labels – dollars in millions 42735 42825 42916 43008 43100 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,333.94 1,321.6 1,493.4259999999999 1,538.607 1,913.336 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 190.393 203.251 219.904 226.12 254.119 0.28313463766824137 Commercial Finance: Asset based lending (General) 161.45400000000001 166.917 188.25700000000001 193.88399999999999 213.471 0.23784539620287015 Premium Finance 23.971 23.161999999999999 31.274000000000001 57.082999999999998 55.52 6.1859345752740894E-2 Factored receivables 238.19800000000001 242.09800000000001 293.63299999999998 341.88 374.41 0.41716062037614765 Q4 2017 Commercial Finance Products $897.52 Community Banking $1,913.336 Real Estate & Farmland $1,186.673 Commercial Real Estate $745.89300000000003 Commercial $397.702 Construction, Land Development, Land $134.81200000000001 Consumer $31.131 1-4 Family Residential Properties $125.827 Mortgage Warehouse $297.83 Farmland $180.14099999999999 Commercial $397.702 Consumer $31.131 Community Banking Mortgage Warehouse $297.83 Agriculture 136.6 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $745.89300000000003 Construction, Land & Development $134.81200000000001 1-4 Family Residential $125.827 Farmland $180.14099999999999 0.62021150493170041 COMMERCIAL 0.2079101631914102 Agriculture $136.69999999999999 <<<<<<<<<< ROUNDED General $261.10200000000003 <<<<<<<<<< ROUNDED CONSUMER $31.131 1.6270534814585624E-2 MORTGAGE WAREHOUSE $297.83 0.15566006179782327 FACTORED RECEIVABLES Triumph Business Capital $346.31 Triumph Commercial Finance $28.1 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $254.119 ASSET BASED LENDING $213.471 PREMIUM FINANCE $55.52 42735 42825 42916 43008 43100 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,333.94 1,321.6 1,493.4259999999999 1,538.607 1,913.336 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 190.393 203.251 219.904 226.12 254.119 0.28313463766824137 Commercial Finance: Asset based lending (General) 161.45400000000001 166.917 188.25700000000001 193.88399999999999 213.471 0.23784539620287015 Premium Finance 23.971 23.161999999999999 31.274000000000001 57.082999999999998 55.52 6.1859345752740894E-2 Factored receivables 238.19800000000001 242.09800000000001 293.63299999999998 341.88 374.41 0.41716062037614765 Q4 2017 Commercial Finance Products $897.52 Community Banking $1,913.336 Real Estate & Farmland $1,186.673 Commercial Real Estate $745.89300000000003 Commercial $397.702 Construction, Land Development, Land $134.81200000000001 Consumer $31.131 1-4 Family Residential Properties $125.827 Mortgage Warehouse $297.83 Farmland $180.14099999999999 Commercial $397.702 Consumer $31.131 Community Banking Mortgage Warehouse $297.83 Agriculture 136.6 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $745.89300000000003 Construction, Land & Development $134.81200000000001 1-4 Family Residential $125.827 Farmland $180.14099999999999 0.62021150493170041 COMMERCIAL 0.2079101631914102 Agriculture $136.69999999999999 <<<<<<<<<< ROUNDED General $261.10200000000003 <<<<<<<<<< ROUNDED CONSUMER $31.131 1.6270534814585624E-2 MORTGAGE WAREHOUSE $297.83 0.15566006179782327 FACTORED RECEIVABLES Triumph Business Capital $346.31 Triumph Commercial Finance $28.1 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $254.119 ASSET BASED LENDING $213.471 PREMIUM FINANCE $55.52

Return on Average Assets (“ROAA”) GAAP: 0.79% Core: 0.94% Goal: > 1.80% Net Overhead Ratio Net Interest Income to Average Assets Credit Costs Pre-Provision Net Revenue Taxes GAAP: 5.72% Core: 5.72% Goal: > 5.00% GAAP: 3.65% Core: 3.43% Goal: < 3.00% GAAP: 2.07% Core: 2.29% Goal: > 2.80% GAAP: 0.24% Core: 0.24% Goal: ~0.40% GAAP: 1.04% Core: 1.11% Goal: ~0.53% Long term performance goals vs Actual Q4 PAGE Performance metrics presented are for the three months ended December 31, 2017. Core performance ratios are adjusted to exclude material gains and expenses associated with merger and acquisition-related activities, including divestitures. Reconciliations of these financial measures can be found at the end of the presentation. Performance goals have been revised from the prior quarter to reflect the expected impact of the Tax Cuts and Jobs Act.

INVESTMENT CONSIDERATIONS PAGE Coverage Analysts: Brad Milsaps – Sandler O’Neill & Partners Jared Shaw – Wells Fargo Securities, LLC Stephen Moss – FBR Capital Markets & Co. Brett Rabatin – Piper Jaffray & Co. Gary Tenner – D.A. Davidson & Co. Nicholas Grant – Keefe, Bruyette & Woods, a Stifel Company Matthew Olney – Stephens, Inc.

Q4 2017 HIGHLIGHTS PAGE Diluted earnings per share of $0.29 for the fourth quarter Net income for the quarter was impacted by (i) an income tax charge of $3.0 million related to the re‑measurement of our deferred tax assets and deferred tax liabilities at our new expected effective tax rate due to changes in federal income tax regulations, (ii) acquisition-related transaction costs of $1.7 million, and (iii) a $1.3 million impairment charge on core deposit intangible assets associated with acquired public deposits Completed acquisition of nine branches from Independent Bank Group, Inc. on October 6, 2017 Completed acquisition of Valley Bancorp, Inc. on December 9, 2017 Total loans held for investment portfolio growth of $385.4 million Organic loan growth of $186.3 million Commercial finance loan portfolio growth of $78.6 million2, including a $32.5 million increase in factored receivables Organic commercial real estate loan portfolio growth of $84.5 million $6.1 million Net income to common stockholders COMMERCIAL FINANCE LOAN GROWTH2 9.6% NIM 6.16% Net Interest Margin (5.93% adjusted)1 ROAA 0.79% Return on Average Assets TCE/TA 9.26% Tangible Common Equity / Tangible Assets1 1 Reconciliations of non-GAAP financial measures can be found at the end of the presentation 2 Excludes impact of THF loan reclassification loan yields and NET INTEREST MARGIN PAGE *Reconciliations of non-GAAP financial measures can be found at the end of the presentation **SNL U.S. Bank $1-$5B: Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL’s coverage universe with $1B to $5B in Assets. Q4 2017 SNL data not available Net Interest Margin Loan yields

TRIUMPH BUSINESS CAPITAL FACTORING PAGE Yield of 16.91% in the fourth quarter Average annual charge-off rate of 0.41% over the past 3 years 3,158 factoring clients at December 31, 2017

ASSET QUALITY PAGE *Loans with a fair value of $95.8 million and original purchase discount of $3.4 million were acquired in the Independent Bank Group, Inc. branch acquisition, and loans with a fair value of $171.2 million and original purchase discount of $6.6 million were acquired in the Valley Bancorp, Inc. acquisition.

DEPOSIT MIX AND GROWTH PAGE *Deposits totaling $160.7 million were assumed in the Independent Bank Group, Inc. branch acquisition, and deposits totaling $293.4 million were assumed in the Valley Bancorp, Inc. acquisition.

FINANCIAL HIGHLIGHTS PAGE Reconciliations of non-GAAP financial measures can be found at the end of the presentation Metric adjusted to exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable Asset quality ratios exclude loans held for sale Current quarter ratios are preliminary 43100QTD 43008QTD 42916QTD 42825QTD 42735QTD 43100 43008 42916 42825 42735 As of and For the Three Months Ended Key Metrics December 31, September 30, June 30, March 31, December 31, 2017 2017 2017 2017 2016 Performance ratios - annualized ROAA Return on average assets .786268711225136% 1.362122945798712% 1.422649038849168% 1.621644543200632% .956774880322488% ROATCE Return on average tangible common equity (ROATCE) (1) 7.328496087154611% 0.12284750027325204 0.1494382760960809 0.17489447171383407 0.10321717274515334 Yield_Loans Yield on loans 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% 7.36% CostOfTotalDeposits Cost of total deposits .67167243603311% .64135770121693% .598090330467494% .578708942203601% .543955371803965% NIM Net interest margin 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% Net_Nonint_Exp_Avg_Assets Net non-interest expense to average assets 3.645047693626371% 3.349770781048048% 3.257901530873664% 1.16897342900296% 3.163889210658975% Net_Nonint_Exp_Avg_Assets_Adj Adjusted net non-interest expense to average assets (1)(2) 3.434563871673167% 3.349770781048048% 3.257901530873664% 3.603118626204888% 3.163889210658975% Efficiency_Unadjusted Efficiency ratio 0.66735544056766694 0.64613842771467411 0.62438219436777309 0.58938878398917471 0.67697687346489754 Efficiency Adjusted efficiency ratio (1)(2) 0.63345574992939546 0.64613842771467411 0.62438219436777309 0.77649901400000509 0.67697687346489754 Asset Quality(3) Nonperforming assets to total assets Non-performing assets to total assets 1.205333016293359% 1.417987509983102% 1.499638310083182% 1.919397668172598% 1.976473902403839% ALLL to total loans ALLL to total loans .66698543077269% .839715963508823% .862576794039476% .938122163719588% .759756246720299% Net charge-offs to average loans Net charge-offs to average loans 56550519897419628.565505198974196% 87132453527905912.871324535279059% 34795297811221227.347952978112212% .204879837205254% 99790302406003984.99790302406004% Capital(4) Tier 1 capital to average assets Tier 1 capital to average assets 0.11798 0.13503599999999999 0.11279400000000001 0.11315751101109683 0.108542 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.1139339892179536 0.13445799999999999 0.11294999999999999 0.12049186526785988 0.11847100000000001 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 9.916626237488969% 0.11952699999999999 9.7329% 0.1032499892847283 0.101757 Total capital to risk-weighted assets Total capital to risk-weighted assets 0.13501337133996222 0.159106 0.138684 0.14865483669064053 0.145978 Per Share Amounts Common Book Value per share, basic Book value per share $18.349289063706372 $18.079930731140394 $16.589444167502869 $16.078499990790306 $15.466093322543941 Tangible common book value per common share Tangible book value per share (1) $15.286026662808258 $16.04102090159412 $14.200295420647416 $13.631839395149086 $12.892230134924036 EPS_Basic Basic earnings per common share $0.29495941598035236 $0.48392442055470947 $0.52554545180094692 $0.57260226413786142 $0.3389603195784453 EPS_Diluted Diluted earnings per common share $0.29303085682044722 $0.47381076124417193 $0.51125508581669088 $0.55378594711677598 $0.33364945402840507 DilutedEPS_Adj Adjusted diluted earnings per common share(1)(2) $0.34355943362214086 $0.47 $0.51 $0.02 $0.33 UPDATE MANUALLY

NON-GAAP FINANCIAL RECONCILIATION PAGE Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding our operational performance and to enhance investors' overall understanding of such financial performance. 43100QTD 42916QTD 42825QTD 42460QTD 42185QTD 43100YTD 42735YTD Period end date 43100 43008 42916 42825 42735 43100 42735 Quarter 4 Days in Year 365 365 365 366 366 365 366 Days in Quarter 92 92 91 90 92 365 366 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2017 2017 2017 2017 2016 2017 2016 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 $35,446 $19,813 Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Manual Adj Incremental bonus related to transaction 0 0 0 4,814 0 4,814 0 Transaction related costs 1,688 0 0 325 0 2,013 1,618 Tax effect of adjustments -,601 0 0 5,754 0 5,153 -,251 Adjusted net income available to common stockholders $7,198 $9,587 $9,467 $314 $6,064 $26,566 $21,180 Manual Adj Dilutive effect of convertible preferred stock 194 195 193 0 197 774 783 Adjusted net income available to common stockholders - diluted $7,392 $9,782 $9,660 $314 $6,261 $27,340 $21,963 Diluted_Shrs Weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 20,000,288 18,053,531 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 -,676,351 0 0 ,676,351 Adjusted weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 20,000,288 18,729,882 Adjusted diluted earnings per common share $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $1.37 $1.17 $-3.5594336221408396E-3 $2.9895522904492822E-3 $0 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 $35,446 $19,813 AvgTangEq Average tangible common equity ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,283,560.764185048 ,236,660.38988472801 Return on average tangible common equity 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 0.12500318971093055 8.3719121774668212E-2 Adjusted efficiency ratio: Net interest income $45,796 $39,512 $38,557 $31,819 $33,544 $,155,684 $,112,358 Non-interest income 3,998 4,171 5,202 27,285 6,208 40,656 20,956 Operating revenue 49,794 43,683 43,759 59,104 39,752 ,196,340 ,133,314 Manual Adj Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Adjusted operating revenue $49,794 $43,683 $43,759 $38,244 $39,752 $,175,480 $,133,314 Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 $,123,614 $93,112 Incremental bonus related to transaction 0 0 0 -4,814 0 -4,814 0 Manual Adj Transaction related costs -1,688 0 0 -,325 0 -2,013 -1,618 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 $,116,787 $91,494 Adjusted efficiency ratio 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66552883519489403 0.6863045141545524 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 $,123,614 $93,112 Incremental bonus related to transaction 0 0 0 -4,814 0 -4,814 0 Manual Adj Transaction related costs -1,688 0 0 -,325 0 -2,013 -1,618 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 $,116,787 $91,494 Total non-interest income $3,998 $4,171 $5,202 $27,285 $6,208 $40,656 $20,956 Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Adjusted non-interest income $3,998 $4,171 $5,202 $6,425 $6,208 $19,796 $20,956 Adjusted net non-interest expenses $27,545 $24,054 $22,119 $23,273 $20,703 $96,991 $70,538 AvgAssets Average total assets $3,181,697 $2,849,170 $2,723,303 $2,619,282 $2,603,226 $2,844,916 $2,079,756 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.40927464993694E-2 3.3916478663843258E-2 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2017 2017 2017 2017 2016 2017 2016 Reported yield on loans 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.55% 7.71% DisAcrLYLD Effect of accretion income on acquired loans -0.259999999999999% -0.24% -0.54% -0.219999999999999% -0.54% -0.319999999999999% -0.48% Adjusted yield on loans 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.2321311262685289E-2 7.2317152013694069E-2 Reported net interest margin 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.917090247145851% 5.907237953732182% DisAcrLNIM Effect of accretion income on acquired loans -0.23% -0.21% -0.46% -0.18% -0.45% -0.27% -0.39% Adjusted net interest margin 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.6483383602639256E-2 5.5201159000266738E-2 Total stockholders' equity $,391,698 $,386,097 $,310,467 $,300,425 $,289,345 $,391,698 $,289,345 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,746 -9,746 -9,658 -9,746 Total common stockholders' equity ,382,040 ,376,439 ,300,809 ,290,679 ,279,599 ,382,040 ,279,599 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-63,778 ,-46,531 Tangible common stockholders' equity $,318,262 $,333,987 $,257,488 $,246,446 $,233,068 $,318,262 $,233,068 Common shares outstanding, end of period Common shares outstanding 20,820,445 20,820,900 18,132,585 18,078,769 18,078,247 20,820,445 18,078,247 Tangible book value per share $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $15.28603255117746 $12.892179202994626 Total assets at end of period $3,499,033 $2,906,161 $2,836,684 $2,635,358 $2,641,067 $3,499,033 $2,641,067 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-63,778 ,-46,531 Adjusted total assets at period end $3,435,255 $2,863,709 $2,793,363 $2,591,125 $2,594,536 $3,435,255 $2,594,536 Tangible common stockholders' equity ratio 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 9.2645815230601516E-2 8.9830320334734232E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Incremental bonus related to transaction 0 0 0 4,814 0 Transaction related costs 1,688 0 0 325 0 Tax effect of adjustments -,601 0 0 5,754 0 Adjusted net income available to common stockholders $7,198 $9,587 $9,467 $314 $6,064 Dilutive effect of convertible preferred stock 194 195 193 0 197 Adjusted net income available to common stockholders - diluted $7,392 $9,782 $9,660 $314 $6,261 Weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 Adjusted effects of assumed Preferred Stock conversion 0 0 0 -,676,351 0 Adjusted weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 Adjusted diluted earnings per common share $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 Average tangible common equity ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 Return on average tangible common equity 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Adjusted efficiency ratio: Net interest income $45,796 $39,512 $38,557 $31,819 $33,544 Non-interest income 3,998 4,171 5,202 27,285 6,208 Operating revenue 49,794 43,683 43,759 59,104 39,752 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Adjusted operating revenue $49,794 $43,683 $43,759 $38,244 $39,752 Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 Incremental bonus related to transaction 0 0 0 -4,814 0 Transaction related costs -1,688 0 0 -,325 0 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 Adjusted efficiency ratio 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 Incremental bonus related to transaction 0 0 0 -4,814 0 Transaction related costs -1,688 0 0 -,325 0 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 Total non-interest income $3,998 $4,171 $5,202 $27,285 $6,208 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Adjusted non-interest income $3,998 $4,171 $5,202 $6,425 $6,208 Adjusted net non-interest expenses $27,545 $24,054 $22,119 $23,273 $20,703 Average total assets 3,181,697 2,849,170 2,723,303 2,619,282 2,603,226 Adjusted net non-interest expense to average assets ratio 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Reported yield on loans 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% 7.36% Effect of accretion income on acquired loans -0.259999999999999% -0.24% -0.54% -0.219999999999999% -0.54% Adjusted yield on loans 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 Reported net interest margin 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% Effect of accretion income on acquired loans -0.23% -0.21% -0.46% -0.18% -0.45% Adjusted net interest margin 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 Total stockholders' equity $,391,698 $,386,097 $,310,467 $,300,425 $,289,345 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,746 -9,746 Total common stockholders' equity ,382,040 ,376,439 ,300,809 ,290,679 ,279,599 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 Tangible common stockholders' equity $,318,262 $,333,987 $,257,488 $,246,446 $,233,068 Common shares outstanding at end of period 20,820,445 20,820,900 18,132,585 18,078,769 18,078,247 Tangible book value per share $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 Total assets at end of period $3,499,033 $2,906,161 $2,836,684 $2,635,358 $2,641,067 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 Adjusted total assets at period end $3,435,255 $2,863,709 $2,793,363 $2,591,125 $2,594,536 Tangible common stockholders' equity ratio 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended December 31, 2017 December 31, 2017 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $45,796 $45,796 Provision for Loan Losses $1,931 $1,931 Average Total Assets 3,181,697 3,181,697 Average Total Assets 3,181,697 3,181,697 MANUAL ADJ FOR ROUNDING Net Interest Income to Average Assets 5.7200000000000001E-2 5.7200000000000001E-2 Credit Costs to Average Assets 2.3999999999999998E-3 2.3999999999999998E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $33,231 $33,231 Income Tax Expense $8,327 $8,327 Incremental bonus related to transaction 0 0 Tax effect of adjustments 0 -,601 Transaction related costs 0 -1,688 Adjusted Tax Expense 8,327 8,928 Adjusted Noninterest Expense 33,231 31,543 Average Total Assets 3,181,697 3,181,697 Total Noninterest Income 3,998 3,998 Taxes to Average Assets 1.04E-2 1.11E-2 Gain on sale of subsidiary 0 0 Adjusted Noninterest Income 3,998 3,998 Return on Average Total Assets: Net Noninterest Expense $29,233 $27,545 Net Interest Income to Average Assets 5.72% 5.72% Average Total Assets 3,181,697 3,181,697 Net Noninterest Expense to Average Assets Ratio -3.65% -3.43% Net Noninterest Expense to Average Assets Ratio 3.6499999999999998E-2 3.4299999999999997E-2 Pre-Provision Net Revenue to Average Assets 2.700000000000003% 2.29% Credit Costs to Average Assets -0.24% -0.24% Pre-Provision Net Revenue to Average Total Assets: Taxes to Average Assets -1.4% -1.11% Net Interest Income $45,796 $45,796 Return on Average Assets 7.9000000000000042E-3 9.4000000000000038E-3 Net Noninterest Expense ,-29,233 ,-27,545 Pre-Provision Net Revenue $16,563 $18,251 Average Total Assets 3,181,697 3,181,697 MANUAL ADJ FOR ROUNDING Pre-Provision Net Revenue to Average Assets 2.07E-2 2.29E-2 0 0 3.7312887748644843E-5 0

NON-GAAP FINANCIAL RECONCILIATION PAGE 43100QTD 42916QTD 42825QTD 42460QTD 42185QTD 43100YTD 42735YTD Period end date 43100 43008 42916 42825 42735 43100 42735 Quarter 4 Days in Year 365 365 365 366 366 365 366 Days in Quarter 92 92 91 90 92 365 366 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2017 2017 2017 2017 2016 2017 2016 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 $35,446 $19,813 Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Manual Adj Incremental bonus related to transaction 0 0 0 4,814 0 4,814 0 Transaction related costs 1,688 0 0 325 0 2,013 1,618 Tax effect of adjustments -,601 0 0 5,754 0 5,153 -,251 Adjusted net income available to common stockholders $7,198 $9,587 $9,467 $314 $6,064 $26,566 $21,180 Manual Adj Dilutive effect of convertible preferred stock 194 195 193 0 197 774 783 Adjusted net income available to common stockholders - diluted $7,392 $9,782 $9,660 $314 $6,261 $27,340 $21,963 Diluted_Shrs Weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 20,000,288 18,053,531 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 -,676,351 0 0 ,676,351 Adjusted weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 20,000,288 18,729,882 Adjusted diluted earnings per common share $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $1.37 $1.17 $-3.5594336221408396E-3 $2.9895522904492822E-3 $0 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 $35,446 $19,813 AvgTangEq Average tangible common equity ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,283,560.764185048 ,236,660.38988472801 Return on average tangible common equity 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 0.12500318971093055 8.3719121774668212E-2 Adjusted efficiency ratio: Net interest income $45,796 $39,512 $38,557 $31,819 $33,544 $,155,684 $,112,358 Non-interest income 3,998 4,171 5,202 27,285 6,208 40,656 20,956 Operating revenue 49,794 43,683 43,759 59,104 39,752 ,196,340 ,133,314 Manual Adj Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Adjusted operating revenue $49,794 $43,683 $43,759 $38,244 $39,752 $,175,480 $,133,314 Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 $,123,614 $93,112 Incremental bonus related to transaction 0 0 0 -4,814 0 -4,814 0 Manual Adj Transaction related costs -1,688 0 0 -,325 0 -2,013 -1,618 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 $,116,787 $91,494 Adjusted efficiency ratio 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66552883519489403 0.6863045141545524 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 $,123,614 $93,112 Incremental bonus related to transaction 0 0 0 -4,814 0 -4,814 0 Manual Adj Transaction related costs -1,688 0 0 -,325 0 -2,013 -1,618 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 $,116,787 $91,494 Total non-interest income $3,998 $4,171 $5,202 $27,285 $6,208 $40,656 $20,956 Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Adjusted non-interest income $3,998 $4,171 $5,202 $6,425 $6,208 $19,796 $20,956 Adjusted net non-interest expenses $27,545 $24,054 $22,119 $23,273 $20,703 $96,991 $70,538 AvgAssets Average total assets $3,181,697 $2,849,170 $2,723,303 $2,619,282 $2,603,226 $2,844,916 $2,079,756 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.40927464993694E-2 3.3916478663843258E-2 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2017 2017 2017 2017 2016 2017 2016 Reported yield on loans 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.55% 7.71% DisAcrLYLD Effect of accretion income on acquired loans -0.259999999999999% -0.24% -0.54% -0.219999999999999% -0.54% -0.319999999999999% -0.48% Adjusted yield on loans 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.2321311262685289E-2 7.2317152013694069E-2 Reported net interest margin 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.917090247145851% 5.907237953732182% DisAcrLNIM Effect of accretion income on acquired loans -0.23% -0.21% -0.46% -0.18% -0.45% -0.27% -0.39% Adjusted net interest margin 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.6483383602639256E-2 5.5201159000266738E-2 Total stockholders' equity $,391,698 $,386,097 $,310,467 $,300,425 $,289,345 $,391,698 $,289,345 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,746 -9,746 -9,658 -9,746 Total common stockholders' equity ,382,040 ,376,439 ,300,809 ,290,679 ,279,599 ,382,040 ,279,599 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-63,778 ,-46,531 Tangible common stockholders' equity $,318,262 $,333,987 $,257,488 $,246,446 $,233,068 $,318,262 $,233,068 Common shares outstanding, end of period Common shares outstanding 20,820,445 20,820,900 18,132,585 18,078,769 18,078,247 20,820,445 18,078,247 Tangible book value per share $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $15.28603255117746 $12.892179202994626 Total assets at end of period $3,499,033 $2,906,161 $2,836,684 $2,635,358 $2,641,067 $3,499,033 $2,641,067 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-63,778 ,-46,531 Adjusted total assets at period end $3,435,255 $2,863,709 $2,793,363 $2,591,125 $2,594,536 $3,435,255 $2,594,536 Tangible common stockholders' equity ratio 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 9.2645815230601516E-2 8.9830320334734232E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Incremental bonus related to transaction 0 0 0 4,814 0 Transaction related costs 1,688 0 0 325 0 Tax effect of adjustments -,601 0 0 5,754 0 Adjusted net income available to common stockholders $7,198 $9,587 $9,467 $314 $6,064 Dilutive effect of convertible preferred stock 194 195 193 0 197 Adjusted net income available to common stockholders - diluted $7,392 $9,782 $9,660 $314 $6,261 Weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 Adjusted effects of assumed Preferred Stock conversion 0 0 0 -,676,351 0 Adjusted weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 Adjusted diluted earnings per common share $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 Average tangible common equity ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 Return on average tangible common equity 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Adjusted efficiency ratio: Net interest income $45,796 $39,512 $38,557 $31,819 $33,544 Non-interest income 3,998 4,171 5,202 27,285 6,208 Operating revenue 49,794 43,683 43,759 59,104 39,752 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Adjusted operating revenue $49,794 $43,683 $43,759 $38,244 $39,752 Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 Incremental bonus related to transaction 0 0 0 -4,814 0 Transaction related costs -1,688 0 0 -,325 0 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 Adjusted efficiency ratio 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 Incremental bonus related to transaction 0 0 0 -4,814 0 Transaction related costs -1,688 0 0 -,325 0 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 Total non-interest income $3,998 $4,171 $5,202 $27,285 $6,208 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Adjusted non-interest income $3,998 $4,171 $5,202 $6,425 $6,208 Adjusted net non-interest expenses $27,545 $24,054 $22,119 $23,273 $20,703 Average total assets 3,181,697 2,849,170 2,723,303 2,619,282 2,603,226 Adjusted net non-interest expense to average assets ratio 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Reported yield on loans 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% 7.36% Effect of accretion income on acquired loans -0.259999999999999% -0.24% -0.54% -0.219999999999999% -0.54% Adjusted yield on loans 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 Reported net interest margin 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% Effect of accretion income on acquired loans -0.23% -0.21% -0.46% -0.18% -0.45% Adjusted net interest margin 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 Total stockholders' equity $,391,698 $,386,097 $,310,467 $,300,425 $,289,345 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,746 -9,746 Total common stockholders' equity ,382,040 ,376,439 ,300,809 ,290,679 ,279,599 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 Tangible common stockholders' equity $,318,262 $,333,987 $,257,488 $,246,446 $,233,068 Common shares outstanding at end of period 20,820,445 20,820,900 18,132,585 18,078,769 18,078,247 Tangible book value per share $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 Total assets at end of period $3,499,033 $2,906,161 $2,836,684 $2,635,358 $2,641,067 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 Adjusted total assets at period end $3,435,255 $2,863,709 $2,793,363 $2,591,125 $2,594,536 Tangible common stockholders' equity ratio 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended December 31, 2017 December 31, 2017 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $45,796 $45,796 Provision for Loan Losses $1,931 $1,931 Average Total Assets 3,181,697 3,181,697 Average Total Assets 3,181,697 3,181,697 MANUAL ADJ FOR ROUNDING Net Interest Income to Average Assets 5.7200000000000001E-2 5.7200000000000001E-2 Credit Costs to Average Assets 2.3999999999999998E-3 2.3999999999999998E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $33,231 $33,231 Income Tax Expense $8,327 $8,327 Incremental bonus related to transaction 0 0 Tax effect of adjustments 0 -,601 Transaction related costs 0 -1,688 Adjusted Tax Expense 8,327 8,928 Adjusted Noninterest Expense 33,231 31,543 Average Total Assets 3,181,697 3,181,697 Total Noninterest Income 3,998 3,998 Taxes to Average Assets 1.04E-2 1.11E-2 Gain on sale of subsidiary 0 0 Adjusted Noninterest Income 3,998 3,998 Return on Average Total Assets: Net Noninterest Expense $29,233 $27,545 Net Interest Income to Average Assets 5.72% 5.72% Average Total Assets 3,181,697 3,181,697 Net Noninterest Expense to Average Assets Ratio -3.65% -3.43% Net Noninterest Expense to Average Assets Ratio 3.6499999999999998E-2 3.4299999999999997E-2 Pre-Provision Net Revenue to Average Assets 2.700000000000003% 2.29% Credit Costs to Average Assets -0.24% -0.24% Pre-Provision Net Revenue to Average Total Assets: Taxes to Average Assets -1.4% -1.11% Net Interest Income $45,796 $45,796 Return on Average Assets 7.9000000000000042E-3 9.4000000000000038E-3 Net Noninterest Expense ,-29,233 ,-27,545 Pre-Provision Net Revenue $16,563 $18,251 Average Total Assets 3,181,697 3,181,697 MANUAL ADJ FOR ROUNDING Pre-Provision Net Revenue to Average Assets 2.07E-2 2.29E-2 0 0 3.7312887748644843E-5 0

NON-GAAP FINANCIAL RECONCILIATION PAGE 43100QTD 42916QTD 42825QTD 42460QTD 42185QTD 43100YTD 42735YTD Period end date 43100 43008 42916 42825 42735 43100 42735 Quarter 4 Days in Year 365 365 365 366 366 365 366 Days in Quarter 92 92 91 90 92 365 366 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2017 2017 2017 2017 2016 2017 2016 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 $35,446 $19,813 Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Manual Adj Incremental bonus related to transaction 0 0 0 4,814 0 4,814 0 Transaction related costs 1,688 0 0 325 0 2,013 1,618 Tax effect of adjustments -,601 0 0 5,754 0 5,153 -,251 Adjusted net income available to common stockholders $7,198 $9,587 $9,467 $314 $6,064 $26,566 $21,180 Manual Adj Dilutive effect of convertible preferred stock 194 195 193 0 197 774 783 Adjusted net income available to common stockholders - diluted $7,392 $9,782 $9,660 $314 $6,261 $27,340 $21,963 Diluted_Shrs Weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 20,000,288 18,053,531 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 -,676,351 0 0 ,676,351 Adjusted weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 20,000,288 18,729,882 Adjusted diluted earnings per common share $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $1.37 $1.17 $-3.5594336221408396E-3 $2.9895522904492822E-3 $0 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 $35,446 $19,813 AvgTangEq Average tangible common equity ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,283,560.764185048 ,236,660.38988472801 Return on average tangible common equity 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 0.12500318971093055 8.3719121774668212E-2 Adjusted efficiency ratio: Net interest income $45,796 $39,512 $38,557 $31,819 $33,544 $,155,684 $,112,358 Non-interest income 3,998 4,171 5,202 27,285 6,208 40,656 20,956 Operating revenue 49,794 43,683 43,759 59,104 39,752 ,196,340 ,133,314 Manual Adj Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Adjusted operating revenue $49,794 $43,683 $43,759 $38,244 $39,752 $,175,480 $,133,314 Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 $,123,614 $93,112 Incremental bonus related to transaction 0 0 0 -4,814 0 -4,814 0 Manual Adj Transaction related costs -1,688 0 0 -,325 0 -2,013 -1,618 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 $,116,787 $91,494 Adjusted efficiency ratio 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66552883519489403 0.6863045141545524 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 $,123,614 $93,112 Incremental bonus related to transaction 0 0 0 -4,814 0 -4,814 0 Manual Adj Transaction related costs -1,688 0 0 -,325 0 -2,013 -1,618 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 $,116,787 $91,494 Total non-interest income $3,998 $4,171 $5,202 $27,285 $6,208 $40,656 $20,956 Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Adjusted non-interest income $3,998 $4,171 $5,202 $6,425 $6,208 $19,796 $20,956 Adjusted net non-interest expenses $27,545 $24,054 $22,119 $23,273 $20,703 $96,991 $70,538 AvgAssets Average total assets $3,181,697 $2,849,170 $2,723,303 $2,619,282 $2,603,226 $2,844,916 $2,079,756 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.40927464993694E-2 3.3916478663843258E-2 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2017 2017 2017 2017 2016 2017 2016 Reported yield on loans 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.55% 7.71% DisAcrLYLD Effect of accretion income on acquired loans -0.259999999999999% -0.24% -0.54% -0.219999999999999% -0.54% -0.319999999999999% -0.48% Adjusted yield on loans 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.2321311262685289E-2 7.2317152013694069E-2 Reported net interest margin 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.917090247145851% 5.907237953732182% DisAcrLNIM Effect of accretion income on acquired loans -0.23% -0.21% -0.46% -0.18% -0.45% -0.27% -0.39% Adjusted net interest margin 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.6483383602639256E-2 5.5201159000266738E-2 Total stockholders' equity $,391,698 $,386,097 $,310,467 $,300,425 $,289,345 $,391,698 $,289,345 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,746 -9,746 -9,658 -9,746 Total common stockholders' equity ,382,040 ,376,439 ,300,809 ,290,679 ,279,599 ,382,040 ,279,599 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-63,778 ,-46,531 Tangible common stockholders' equity $,318,262 $,333,987 $,257,488 $,246,446 $,233,068 $,318,262 $,233,068 Common shares outstanding, end of period Common shares outstanding 20,820,445 20,820,900 18,132,585 18,078,769 18,078,247 20,820,445 18,078,247 Tangible book value per share $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $15.28603255117746 $12.892179202994626 Total assets at end of period $3,499,033 $2,906,161 $2,836,684 $2,635,358 $2,641,067 $3,499,033 $2,641,067 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-63,778 ,-46,531 Adjusted total assets at period end $3,435,255 $2,863,709 $2,793,363 $2,591,125 $2,594,536 $3,435,255 $2,594,536 Tangible common stockholders' equity ratio 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 9.2645815230601516E-2 8.9830320334734232E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Incremental bonus related to transaction 0 0 0 4,814 0 Transaction related costs 1,688 0 0 325 0 Tax effect of adjustments -,601 0 0 5,754 0 Adjusted net income available to common stockholders $7,198 $9,587 $9,467 $314 $6,064 Dilutive effect of convertible preferred stock 194 195 193 0 197 Adjusted net income available to common stockholders - diluted $7,392 $9,782 $9,660 $314 $6,261 Weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 Adjusted effects of assumed Preferred Stock conversion 0 0 0 -,676,351 0 Adjusted weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 Adjusted diluted earnings per common share $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 Average tangible common equity ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 Return on average tangible common equity 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Adjusted efficiency ratio: Net interest income $45,796 $39,512 $38,557 $31,819 $33,544 Non-interest income 3,998 4,171 5,202 27,285 6,208 Operating revenue 49,794 43,683 43,759 59,104 39,752 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Adjusted operating revenue $49,794 $43,683 $43,759 $38,244 $39,752 Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 Incremental bonus related to transaction 0 0 0 -4,814 0 Transaction related costs -1,688 0 0 -,325 0 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 Adjusted efficiency ratio 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 Incremental bonus related to transaction 0 0 0 -4,814 0 Transaction related costs -1,688 0 0 -,325 0 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 Total non-interest income $3,998 $4,171 $5,202 $27,285 $6,208 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Adjusted non-interest income $3,998 $4,171 $5,202 $6,425 $6,208 Adjusted net non-interest expenses $27,545 $24,054 $22,119 $23,273 $20,703 Average total assets 3,181,697 2,849,170 2,723,303 2,619,282 2,603,226 Adjusted net non-interest expense to average assets ratio 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Reported yield on loans 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% 7.36% Effect of accretion income on acquired loans -0.259999999999999% -0.24% -0.54% -0.219999999999999% -0.54% Adjusted yield on loans 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 Reported net interest margin 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% Effect of accretion income on acquired loans -0.23% -0.21% -0.46% -0.18% -0.45% Adjusted net interest margin 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 Total stockholders' equity $,391,698 $,386,097 $,310,467 $,300,425 $,289,345 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,746 -9,746 Total common stockholders' equity ,382,040 ,376,439 ,300,809 ,290,679 ,279,599 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 Tangible common stockholders' equity $,318,262 $,333,987 $,257,488 $,246,446 $,233,068 Common shares outstanding at end of period 20,820,445 20,820,900 18,132,585 18,078,769 18,078,247 Tangible book value per share $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 Total assets at end of period $3,499,033 $2,906,161 $2,836,684 $2,635,358 $2,641,067 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 Adjusted total assets at period end $3,435,255 $2,863,709 $2,793,363 $2,591,125 $2,594,536 Tangible common stockholders' equity ratio 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended December 31, 2017 December 31, 2017 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $45,796 $45,796 Provision for Loan Losses $1,931 $1,931 Average Total Assets 3,181,697 3,181,697 Average Total Assets 3,181,697 3,181,697 MANUAL ADJ FOR ROUNDING Net Interest Income to Average Assets 5.7200000000000001E-2 5.7200000000000001E-2 Credit Costs to Average Assets 2.3999999999999998E-3 2.3999999999999998E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $33,231 $33,231 Income Tax Expense $8,327 $8,327 Incremental bonus related to transaction 0 0 Tax effect of adjustments 0 -,601 Transaction related costs 0 -1,688 Adjusted Tax Expense 8,327 8,928 Adjusted Noninterest Expense 33,231 31,543 Average Total Assets 3,181,697 3,181,697 Total Noninterest Income 3,998 3,998 Taxes to Average Assets 1.04E-2 1.11E-2 Gain on sale of subsidiary 0 0 Adjusted Noninterest Income 3,998 3,998 Return on Average Total Assets: Net Noninterest Expense $29,233 $27,545 Net Interest Income to Average Assets 5.72% 5.72% Average Total Assets 3,181,697 3,181,697 Net Noninterest Expense to Average Assets Ratio -3.65% -3.43% Net Noninterest Expense to Average Assets Ratio 3.6499999999999998E-2 3.4299999999999997E-2 Pre-Provision Net Revenue to Average Assets 2.700000000000003% 2.29% Credit Costs to Average Assets -0.24% -0.24% Pre-Provision Net Revenue to Average Total Assets: Taxes to Average Assets -1.4% -1.11% Net Interest Income $45,796 $45,796 Return on Average Assets 7.9000000000000042E-3 9.4000000000000038E-3 Net Noninterest Expense ,-29,233 ,-27,545 Pre-Provision Net Revenue $16,563 $18,251 Average Total Assets 3,181,697 3,181,697 MANUAL ADJ FOR ROUNDING Pre-Provision Net Revenue to Average Assets 2.07E-2 2.29E-2 0 0 3.7312887748644843E-5 0

NON-GAAP FINANCIAL RECONCILIATION PAGE 43100QTD 42916QTD 42825QTD 42460QTD 42185QTD 43100YTD 42735YTD Period end date 43100 43008 42916 42825 42735 43100 42735 Quarter 4 Days in Year 365 365 365 366 366 365 366 Days in Quarter 92 92 91 90 92 365 366 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2017 2017 2017 2017 2016 2017 2016 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 $35,446 $19,813 Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Manual Adj Incremental bonus related to transaction 0 0 0 4,814 0 4,814 0 Transaction related costs 1,688 0 0 325 0 2,013 1,618 Tax effect of adjustments -,601 0 0 5,754 0 5,153 -,251 Adjusted net income available to common stockholders $7,198 $9,587 $9,467 $314 $6,064 $26,566 $21,180 Manual Adj Dilutive effect of convertible preferred stock 194 195 193 0 197 774 783 Adjusted net income available to common stockholders - diluted $7,392 $9,782 $9,660 $314 $6,261 $27,340 $21,963 Diluted_Shrs Weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 20,000,288 18,053,531 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 -,676,351 0 0 ,676,351 Adjusted weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 20,000,288 18,729,882 Adjusted diluted earnings per common share $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $1.37 $1.17 $-3.5594336221408396E-3 $2.9895522904492822E-3 $0 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 $35,446 $19,813 AvgTangEq Average tangible common equity ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,283,560.764185048 ,236,660.38988472801 Return on average tangible common equity 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 0.12500318971093055 8.3719121774668212E-2 Adjusted efficiency ratio: Net interest income $45,796 $39,512 $38,557 $31,819 $33,544 $,155,684 $,112,358 Non-interest income 3,998 4,171 5,202 27,285 6,208 40,656 20,956 Operating revenue 49,794 43,683 43,759 59,104 39,752 ,196,340 ,133,314 Manual Adj Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Adjusted operating revenue $49,794 $43,683 $43,759 $38,244 $39,752 $,175,480 $,133,314 Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 $,123,614 $93,112 Incremental bonus related to transaction 0 0 0 -4,814 0 -4,814 0 Manual Adj Transaction related costs -1,688 0 0 -,325 0 -2,013 -1,618 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 $,116,787 $91,494 Adjusted efficiency ratio 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66552883519489403 0.6863045141545524 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 $,123,614 $93,112 Incremental bonus related to transaction 0 0 0 -4,814 0 -4,814 0 Manual Adj Transaction related costs -1,688 0 0 -,325 0 -2,013 -1,618 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 $,116,787 $91,494 Total non-interest income $3,998 $4,171 $5,202 $27,285 $6,208 $40,656 $20,956 Gain on sale of subsidiary 0 0 0 ,-20,860 0 ,-20,860 0 Adjusted non-interest income $3,998 $4,171 $5,202 $6,425 $6,208 $19,796 $20,956 Adjusted net non-interest expenses $27,545 $24,054 $22,119 $23,273 $20,703 $96,991 $70,538 AvgAssets Average total assets $3,181,697 $2,849,170 $2,723,303 $2,619,282 $2,603,226 $2,844,916 $2,079,756 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.40927464993694E-2 3.3916478663843258E-2 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2017 2017 2017 2017 2016 2017 2016 Reported yield on loans 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.55% 7.71% DisAcrLYLD Effect of accretion income on acquired loans -0.259999999999999% -0.24% -0.54% -0.219999999999999% -0.54% -0.319999999999999% -0.48% Adjusted yield on loans 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.2321311262685289E-2 7.2317152013694069E-2 Reported net interest margin 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.917090247145851% 5.907237953732182% DisAcrLNIM Effect of accretion income on acquired loans -0.23% -0.21% -0.46% -0.18% -0.45% -0.27% -0.39% Adjusted net interest margin 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.6483383602639256E-2 5.5201159000266738E-2 Total stockholders' equity $,391,698 $,386,097 $,310,467 $,300,425 $,289,345 $,391,698 $,289,345 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,746 -9,746 -9,658 -9,746 Total common stockholders' equity ,382,040 ,376,439 ,300,809 ,290,679 ,279,599 ,382,040 ,279,599 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-63,778 ,-46,531 Tangible common stockholders' equity $,318,262 $,333,987 $,257,488 $,246,446 $,233,068 $,318,262 $,233,068 Common shares outstanding, end of period Common shares outstanding 20,820,445 20,820,900 18,132,585 18,078,769 18,078,247 20,820,445 18,078,247 Tangible book value per share $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $15.28603255117746 $12.892179202994626 Total assets at end of period $3,499,033 $2,906,161 $2,836,684 $2,635,358 $2,641,067 $3,499,033 $2,641,067 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-63,778 ,-46,531 Adjusted total assets at period end $3,435,255 $2,863,709 $2,793,363 $2,591,125 $2,594,536 $3,435,255 $2,594,536 Tangible common stockholders' equity ratio 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 9.2645815230601516E-2 8.9830320334734232E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Incremental bonus related to transaction 0 0 0 4,814 0 Transaction related costs 1,688 0 0 325 0 Tax effect of adjustments -,601 0 0 5,754 0 Adjusted net income available to common stockholders $7,198 $9,587 $9,467 $314 $6,064 Dilutive effect of convertible preferred stock 194 195 193 0 197 Adjusted net income available to common stockholders - diluted $7,392 $9,782 $9,660 $314 $6,261 Weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 Adjusted effects of assumed Preferred Stock conversion 0 0 0 -,676,351 0 Adjusted weighted average shares outstanding - diluted 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 Adjusted diluted earnings per common share $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 Net income available to common stockholders $6,111 $9,587 $9,467 $10,281 $6,064 Average tangible common equity ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 Return on average tangible common equity 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Adjusted efficiency ratio: Net interest income $45,796 $39,512 $38,557 $31,819 $33,544 Non-interest income 3,998 4,171 5,202 27,285 6,208 Operating revenue 49,794 43,683 43,759 59,104 39,752 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Adjusted operating revenue $49,794 $43,683 $43,759 $38,244 $39,752 Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 Incremental bonus related to transaction 0 0 0 -4,814 0 Transaction related costs -1,688 0 0 -,325 0 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 Adjusted efficiency ratio 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $33,231 $28,225 $27,321 $34,837 $26,911 Incremental bonus related to transaction 0 0 0 -4,814 0 Transaction related costs -1,688 0 0 -,325 0 Adjusted non-interest expenses $31,543 $28,225 $27,321 $29,698 $26,911 Total non-interest income $3,998 $4,171 $5,202 $27,285 $6,208 Gain on sale of subsidiary 0 0 0 ,-20,860 0 Adjusted non-interest income $3,998 $4,171 $5,202 $6,425 $6,208 Adjusted net non-interest expenses $27,545 $24,054 $22,119 $23,273 $20,703 Average total assets 3,181,697 2,849,170 2,723,303 2,619,282 2,603,226 Adjusted net non-interest expense to average assets ratio 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2017 2017 2017 2017 2016 Reported yield on loans 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% 7.36% Effect of accretion income on acquired loans -0.259999999999999% -0.24% -0.54% -0.219999999999999% -0.54% Adjusted yield on loans 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 Reported net interest margin 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% Effect of accretion income on acquired loans -0.23% -0.21% -0.46% -0.18% -0.45% Adjusted net interest margin 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 Total stockholders' equity $,391,698 $,386,097 $,310,467 $,300,425 $,289,345 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,746 -9,746 Total common stockholders' equity ,382,040 ,376,439 ,300,809 ,290,679 ,279,599 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 Tangible common stockholders' equity $,318,262 $,333,987 $,257,488 $,246,446 $,233,068 Common shares outstanding at end of period 20,820,445 20,820,900 18,132,585 18,078,769 18,078,247 Tangible book value per share $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 Total assets at end of period $3,499,033 $2,906,161 $2,836,684 $2,635,358 $2,641,067 Goodwill and other intangibles ,-63,778 ,-42,452 ,-43,321 ,-44,233 ,-46,531 Adjusted total assets at period end $3,435,255 $2,863,709 $2,793,363 $2,591,125 $2,594,536 Tangible common stockholders' equity ratio 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended December 31, 2017 December 31, 2017 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $45,796 $45,796 Provision for Loan Losses $1,931 $1,931 Average Total Assets 3,181,697 3,181,697 Average Total Assets 3,181,697 3,181,697 MANUAL ADJ FOR ROUNDING Net Interest Income to Average Assets 5.7200000000000001E-2 5.7200000000000001E-2 Credit Costs to Average Assets 2.3999999999999998E-3 2.3999999999999998E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $33,231 $33,231 Income Tax Expense $8,327 $8,327 Incremental bonus related to transaction 0 0 Tax effect of adjustments 0 -,601 Transaction related costs 0 -1,688 Adjusted Tax Expense 8,327 8,928 Adjusted Noninterest Expense 33,231 31,543 Average Total Assets 3,181,697 3,181,697 Total Noninterest Income 3,998 3,998 Taxes to Average Assets 1.04E-2 1.11E-2 Gain on sale of subsidiary 0 0 Adjusted Noninterest Income 3,998 3,998 Return on Average Total Assets: Net Noninterest Expense $29,233 $27,545 Net Interest Income to Average Assets 5.72% 5.72% Average Total Assets 3,181,697 3,181,697 Net Noninterest Expense to Average Assets Ratio -3.65% -3.43% Net Noninterest Expense to Average Assets Ratio 3.6499999999999998E-2 3.4299999999999997E-2 Pre-Provision Net Revenue to Average Assets 2.700000000000003% 2.29% Credit Costs to Average Assets -0.24% -0.24% Pre-Provision Net Revenue to Average Total Assets: Taxes to Average Assets -1.4% -1.11% Net Interest Income $45,796 $45,796 Return on Average Assets 7.9000000000000042E-3 9.4000000000000038E-3 Net Noninterest Expense ,-29,233 ,-27,545 Pre-Provision Net Revenue $16,563 $18,251 Average Total Assets 3,181,697 3,181,697 MANUAL ADJ FOR ROUNDING Pre-Provision Net Revenue to Average Assets 2.07E-2 2.29E-2 0 0 3.7312887748644843E-5 0